ING VARIABLE PORTFOLIO, INC.

ING Fidelity® VIP Contrafund® Portfolio

(“Portfolio”)

Supplement dated December 2, 2011

to the Portfolio’s Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus,

and Service 2 Class (“Class S2”) Prospectus each dated April 29, 2011

(each a “Prospectus” and collectively “Prospectuses”)

Effective November 14, 2011, Tobias Welo replaced Matthew Friedman as a co-portfolio manager for the Master Fund. The Portfolio’s Prospectuses are hereby revised as follows:

1.	The section entitled “Portfolio Management – Portfolio Managers of the Master Fund” of the summary section of the Portfolio’s Prospectuses is deleted in its entirety and replaced with the following:

Portfolio Managers of the Master Fund

Robert Stansky	Peter Saperstone
Portfolio Manager (since 10/07)	Portfolio Manager (since 03/11)

Robert Lee	Tobias Welo
Portfolio Manager (since 10/07)	Portfolio Manager (since 11/11)

Steven Kaye	John Avery
Portfolio Manager (since 10/07)	Portfolio Manager (since 10/07)

Adam Hetnarski	Douglas Simmons
Portfolio Manger (since 10/07)	Portfolio Manager (since 10/07)

Pierre Sorel	Nathan Strik
Portfolio Manger (since 10/07)	Portfolio Manager (since 01/10)

2.

The seventh paragraph of the section entitled “Management of the Portfolios – Sub-Adviser to each Master Fund” of the Portfolio’s Prospectuses are deleted in their entirety and replaced with the following:

Tobias Welo (materials sector) is a member of FMR’s Stock Selector Large Cap Group. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE